Exhibit 99.2

NASDAQ: AXSM March 2019 © Axsome Therapeutics, Inc.

FLS Forward-Looking Statements & Safe Harbor Certain information contained in this presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation and completion of the trials, interim analyses and receipt of interim results, which are not necessarily indicative of the final results of our ongoing clinical trials; our ability to fund additional clinical trials to continue the advancement of our product candidates; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates (including, but not limited to, FDA’s agreement with the Company’s plan to discontinue the bupropion treatment arm of the ADVANCE-1 study in accordance with the independent data monitoring committee’s recommendations); the Company’s ability to obtain additional capital necessary to fund its operations; the Company’s ability to generate revenues in the future; the potential for the ASCEND clinical trial to provide a basis for approval of AXS-05 for the treatment of major depressive disorder and accelerate its development timeline and commercial path to patients; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the enforceability of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. © Axsome Therapeutics, Inc. 2

Axsome is addressing growing markets, where current treatment options are limited or inadequate, by leveraging well-characterized compounds to create novel therapeutics to meet unmet medical needs and improve the lives of patients. © Axsome Therapeutics, Inc. 3

Overview Our Technologies Enabling new and innovative medicines to treat CNS conditions MoSEIC™ Delivery Chiral & Formulation Chemistry Metabolic Inhibition Chemical Synthesis & Analysis © Axsome Therapeutics, Inc. 4

Overview

Our CNS Candidates and Pipeline

- Four differentiated clinical-stage CNS assets targeting significant and growing markets.
- Patent protection to 2034-2036, worldwide rights.

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Treatment Resistant Depression: Fast Track Granted			Ongoing
	Agitation in Alzheimer's Disease: Fast Track Granted			Ongoing
	Major Depressive Disorder			
	Smoking Cessation			Ongoing
AXS-07 (MoSEIC™ Mx + Riz)	Migraine: SPA Received			Ongoing
AXS-12 (Reboxetine)	Narcolepsy; U.S. Orphan Designation			Ongoing
AXS-09 (DM + *S*-BUP)	CNS Disorders			

Abbreviations: BUP = Bupropion; CNS = Central Nervous System; DM = Dextromethorphan; Mx = Meloxicam; Riz = Rizatriptan; *S*-BUP = Esbupropion; SPA = Special Protocol Assessment.

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Overview

Axsome PPC Candidates and Pipeline

- Two differentiated clinical-stage pain and primary care assets targeting significant and growing markets.
- Patent protection to 2034, worldwide rights.

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-02 (DZT)	Knee OA with BMLs: SPA Received; Fast Track Granted			Ongoing
	CLBP with MCs			
AXS-06 (MoSEIC™ Mx + Eso)	OA and RA			

Abbreviations: BML = Bone Marrow Lesions; CLBP = Chronic Low Back Pain; DZT = Disodium Zoledronate Tetrahydrate; Eso = Esomeprazole; MC = Modic Changes; Mx = Meloxicam; OA = Osteoarthritis; RA = Rheumatoid Arthritis; SPA = Special Protocol Assessment

AXSOME THERAPEUTICS
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© Axsome Therapeutics, Inc. 7 AXS-05 Dextromethorphan (DM) + Bupropion (BUP) Novel therapy for CNS disorders: • Treatment Resistant Depression (TRD) • Agitation in Alzheimer’s Disease (AD) • Major Depressive Disorder (MDD) • Smoking Cessation

AXS-05 AXS-05: Novel Multimodal Therapy for CNS Disorders Single Target NMDA Multimodal Ketamine NMDA -1 NET SERT AXS-05 (Dextromethorphan/ Bupropion) NMDA -1 NET SERT nACh DAT Abbreviations: -1 = Sigma-1; DAT = Dopamine Reuptake Transporter; nACh = Nicotinic Acetylcholine Receptor; NMDA = N-methyl-D-aspartate; NET = Norepinephrine Reuptake Transporter; SERT = Serotonin Reuptake Transporter. © Axsome Therapeutics, Inc. 8

AXS-05 CNS Disorders: Mechanisms of Action Multimodal Activity Relevant Indications • Memantine (Namenda®) • Donepezil (Aricept®) • Venlafaxine (Effexor®) Present Relevant 1. Indications listed are associated with the mechanism of action and are not related to either DM or BUP, unless specifically noted. 2. Agents do not contain DM or BUP, unless specifically noted. © Axsome Therapeutics, Inc. 9 Related Agents • Ketamine • Fluvoxamine (Luvox®) • Duloxetine (Cymbalta®) • Escitalopram (Lexapro®) • Fluoxetine (Prozac®) • Sertraline (Zoloft®) • Bupropion (Wellbutrin®) • Bupropion (Wellbutrin®) Mechanism of Action AXS-05 NMDA Receptor Antagonist Sigma-1R Agonist Norepinephrine Reuptake Inhibitor Serotonin Reuptake Inhibitor Dopamine Reuptake Inhibitor Nicotinic ACh Receptor Antagonist

AXS-05

CNS Disorders:
Phase 1 Results


Dextromethorphan AUC
P<0.0001
1700
0
AUC_{0-12} ng*hr/mL
28
1686
DM 60 mg
DM 60 mg + BUP 150 mg (AXS-05)


Dextromethorphan C_{max}
P<0.0001
160.0
0.0
C_{max} ng/mL
3.8
158.1
DM 60 mg
DM 60 mg + BUP 150 mg (AXS-05)

Axsome data on file.

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AXS-05

CNS Disorders: Depression Overview

- 63% and 44% of MDD patients have inadequate response to initial therapy and second line therapy, respectively.[2]
- AXS-05 combines the MOA of 4 distinct anti-depressant drug classes into one novel oral therapeutic.
- DM antidepressant effects demonstrated preclinically and clinically.
- Phase 3 interim futility analysis: IDMC recommended trial continuation.
- Phase 2 MDD trial completed.



8M patients in the U.S.[1]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Treatment Resistant Depression: Fast Track Granted →	→	→	→ Ongoing
	Major Depressive Disorder →	→	→	

Abbreviations: DM = Dextromethorphan; BUP = Bupropion.

1. Center for Behavioral Health Statistics and Quality. (2017).
2. Rush AJ, et al. *Am J Psychiatry* 2006;163:1905-1917.

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AXS-05 CNS Disorders: Depression Phase 2 Results 0 -2 -4 -6 -8 -10 -12 -14 -16 -18 -20 -22 Baseline 1 2 3 4 5 6 Week AXS-05 Bupropion P-Value Primary Endpoint Change in MADRS Total Score over 6-Week Period (averaged) -13.7 -8.8 < 0.001 Change in MADRS Total Score at Week 6 -17.2 -12.1 0.013 © Axsome Therapeutics, Inc. 12 MADRS Total Score Change from Baseline AXS-05Bupropion P=0.169 P=0.024 P=0.003 P=0.007 P=0.013

AXS-05

CNS Disorders:
TRD Phase 3 Design

Stride1Study AXS-05

A Phase 3 trial to assess the efficacy and safety of AXS-05 in the treatment of TRD.


1:1 randomization of inadequate responders
Period 1, Open-label (6 weeks)
Period 2, Double-blind (6 weeks)
N=250
Bupropion
Arm A (n=125)
Arm B (n=125)
AXS-05 (BUP + DM)
Bupropion

BUP = Bupropion; DM = Dextromethorphan.

- **Primary Endpoint:** Change in depression score from randomization to end of study, measured using the Montgomery-Asberg Depression Rating Scale (MADRS).
- **Key Inclusion Criteria:**
  - Male or female 18-65 years old
  - History of inadequate response to 1 or 2 adequate antidepressant treatments
- Interim futility analysis: Conducted in April 2018. IDMC recommended trial continuation.

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AXS-05

CNS Disorders: Agitation in AD Overview

- Agitation seen in approximately 70% of AD patients.[2]
- Characterized by emotional distress, aggressive behaviors, disruptive irritability, disinhibition, and caregiver burden.[4]
- Associated with[3,4]:
  - Accelerated cognitive decline
  - Earlier nursing home placement
  - Increased mortality
- No approved medication = unmet medical need.
- Proof of concept: DM plus metabolic inhibitor reduced agitation in AD patients.
- Phase 2/3 interim futility analysis: IDMC recommended continuation of AXS-05 arm, no further enrollment to bupropion arm.
- Phase 2/3 ongoing.



3.5M patients in the U.S.[1,2]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Agitation in Alzheimer's Disease: Fast Track Granted			Ongoing

Abbreviations: DM = Dextromethorphan; BUP = Bupropion.

1. Hebert, LE, et al. *Neurology*. 2013;80:1778-1783.
2. Tractenberg R, et al. *J Neuropsychiatry Clin Neurosci*. 2002;14:11-18.
3. Antonsdottir IM, et al. *Expert Opin Pharmacother*. 2015;11:1649-1656.
4. Rabins PV et al. Alzheimers Dement. 2013; 9:204-207.

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AXS-05 CNS Disorders: Agitation in AD Clinical Rationale Change in Agitation/Aggression Scores in AD with DM and Metabolic Inhibitor Quinidine (Q) • Randomized, double-blind, placebo-controlled, two-stage trial. – Placebo (n=125), 30 mg DM + 10 mg quinidine (Q) (n=93), for stage 1. • DM+Q treatment reduced agitation/ aggression in AD by 46% vs. 24% for placebo (P<0.001)—primary endpoint. • Statistically significant improvement in multiple secondary endpoints. • DM plasma levels achieved with AXS-05 in target therapeutic range. • Potential for additional contribution from bupropion component of AXS-05. Placebo DM+Q 0.0 -1.0 -2.0 -3.0 -4.0 Cummings J, et al. JAMA. 2015;314:1242-1254. © Axsome Therapeutics, Inc. 15 Change in NPI Agitation/Aggression Domain P<0.001

AXS-05 CNS Disorders: Agitation in AD Phase 2/3 Design A Phase 2/3 trial to assess the efficacy and safety of AXS-05 in the treatment of Agitation in AD. Screening Double-blind Phase (5 weeks) (BUP + DM) N=435 1:1:1 randomization BUP = Bupropion; DM = Dextromethorphan. • Primary Endpoint: Cohen-Mansfield Agitation Inventory (CMAI). • Key Inclusion Criteria: – Diagnosis of probable Alzheimer’s disease – Clinically significant agitation • Interim futility analysis: Conducted in December 2018. IDMC recommended continuation of AXS-05 arm, no further enrollment into bupropion arm. © Axsome Therapeutics, Inc. 16 Placebo Bupropion Arm B (n=145) Arm C (n=145) AXS-05 Arm A (n=145)

AXS-05 CNS Disorders: Smoking Cessation Overview • Smoking is single largest cause of preventable death in the U.S.1 • 70% of smokers want to quit and only 3-5% who attempt to quit without assistance are successful for 6-12 months.2 • DM component of AXS-05 significantly reduced nicotine self-administration in nicotine-dependent rats. • Bupropion component of AXS-05 has been found to be effective for smoking cessation in clinical trials. • Axsome entered into a research collaboration with Duke University to evaluate AXS-05 in a Phase 2 clinical trial in smokers attempting to quit. • Phase 2 trial ongoing. 40M patients in the U.S.1 on Abbreviations: DM = Dextromethorphan; BUP = Bupropion. 1. U.S. Department of Health and Human Services. The Health Consequences of Smoking: 50 Years of Progress. A Report of the Surgeon General. 2014. 2. Hughes JR, et al. Addiction. 2004;99(1):29-38. © Axsome Therapeutics, Inc. 17 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-05 (DM + BUP) Smoking Cessati Ongoing

© Axsome Therapeutics, Inc. 18 AXS-07 MoSEIC™ Meloxicam + Rizatriptan Novel therapy for: • Migraine

AXS-07 AXS-07: MoSEIC™ Meloxicam + Rizatriptan for Migraine • Meloxicam is a new molecule for migraine—not currently approved or used for this indication due to prolonged Tmax • MoSEIC delivery enables its use in abortive treatment of migraine – Rapid Tmax of MoSEIC meloxicam is ideal for migraine treatment – Extended half-life of MoSEIC meloxicam should lead to lower symptom recurrence • AXS-07 combines unique PK of MoSEIC meloxicam with proven efficacy of rizatriptan • Phase 3 trial is ongoing. 37M patients in the U.S.1 Abbreviations: Mx = Meloxicam; Riz = Rizatriptan; SPA = Special Protocol Assessment. 1. Pleis JR, et al., Summary health statistics for U.S. adults: National Health Interview Survey, 2009. National Center for Health Statistics. Vital Health Stat 10(249). 2010. © Axsome Therapeutics, Inc. 19 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-07 (MoSEIC™ Mx + Riz) Migraine: SPA Rec eived Ongoing

AXS-07 Migraine: MoSEIC™ Meloxicam Phase 1 Results Mean Meloxicam Concentrations Meloxicam Tmax after 15 mg Dose 2,500 Mobic® 2,000 MoSEIC™ - Oral 1,500 IV (bolus) 1,000 IV (infusion) IM 500 Mobic® - Oral - 0 1 2 3 4 5 0123456789 10 11 12 14 Hours 24 Hours • MoSEIC meloxicam Tmax 9 times faster than Mobic® (0.5 hour versus 4.5 hours, respectively, p<0.0001). • Therapeutic plasma levels achieved within 15 minutes of oral dosing of MoSEIC meloxicam. • MoSEIC meloxicam had higher mean Cmax (p=0.0018), faster time to therapeutic plasma concentration (p<0.0001), and time to half-maximal plasma concentration (p<0.0001) as compared to Mobic®. • Terminal half-lives were approximately 20 hours for MoSEIC meloxicam and 22 hours for Mobic®. Sources: Axsome data on file. IV and IM data from Euller-Ziegler et al., Inflamm Res 50, Supplement 1 (2001) S5–S9. © Axsome Therapeutics, Inc. 20 ng/mL MoSEIC™ Meloxicam

AXS-07 AXS-07: Differentiated Clinical Profile for Migraine Rapid absorption & onset of action Based on rapid absorption of MoSEIC meloxicam and expected additive effect of AXS-07 components Strong & consistent pain relief Potential for superior efficacy as compared to current treatments based on expected additive effect of AXS-07 components Sustained pain relief Based on extended MoSEIC meloxicam half-life and expected additive effect of AXS-07 components Pharmaco-economic benefits Potentially superior efficacy expected to result in reduced use of medication and medical services, reduced absenteeism and loss of productivity © Axsome Therapeutics, Inc. 21

AXS-07 CNS Disorders: Migraine Phase 3 Design A Phase 3 trial to assess the efficacy and safety of AXS-07 for the acute treatment of Migraine in adults. Screening Single dose, following a qualifying migraine (up to 10 weeks) N=875 2:2:2:1 randomization • Primary Endpoint: – Pain freedom at 2 hours post-dose – Freedom from most bothersome symptom at 2 hours post-dose • Key Inclusion Criteria: – Inadequate response to prior migraine therapy Confidential and Proprietary 22 Placebo Arm D (n=125) Rizatriptan Arm C (n=250) MoSEIC meloxicam Arm B (n=250) AXS-07 Arm A (n=250)

© Axsome Therapeutics, Inc. 23 AXS-12 Reboxetine Novel therapy for: • Narcolepsy

AXS-12 CNS Disorders: Narcolepsy Overview • Debilitating sleep disorder characterized by excessive daytime sleepiness (EDS) and cataplexy. • Limited treatment options – All current approved drugs are scheduled – Only one approved agent for cataplexy. • AXS-12 showed potent activity in genetic mouse model of narcolepsy, and positive effects in human pilot trial in narcolepsy patients. • Phase 2 trial is ongoing. • U.S. Orphan Drug Designation. Orphan Disease 185,000 patients in the U.S. © Axsome Therapeutics, Inc. 24 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-12 (Reboxetine) Narcolepsy; U.S. Or phan Designation Ongoing

AXS-12 CNS Disorders: Narcolepsy Scientific Rationale Number of narcoleptic episodes Total duration of narcoleptic episodes • Reboxetine dose-dependently reduced the number of narcoleptic episodes in hypocretin (orexin)-deficient mice (P<0.0001) Adapted from Schmidt et al. Behav Brain Res. 2016 Jul 15;308:205-10. © Axsome Therapeutics, Inc. 25

Corporate Barriers to Entry 31 Issued U.S. Patents 2 Issued O-U.S. Patents Claims extending to 2034 >45 pending 4 issued U.S. Patents 2 issued O-U.S. Patent Claims extending to 2036 >25 pending Proprietary Manufacturing Drug Product Formulation Proprietary Manufacturing Drug Product Formulation MoSEIC™ Meloxicam (AXS-07, AXS-06) AXS-05 AXS-09 AXS-02 (and related compounds) 97 Issued U.S. Patents 52 Issued O-U.S. Patents Claims extending to 2034 >65 pending Proprietary Manufacturing API Synthesis © Axsome Therapeutics, Inc. 26

Corporate Our Team Former President, Co-CEO, Director Former President, COO Merck Former CFO Group at UBS Herriot Tabuteau, MD Chairman © Axsome Therapeutics, Inc. 27 Management Herriot Tabuteau, MD Founder & CEO Nick Pizzie, CPA, MBA CFO Cedric O’Gorman, MD, MBA SVP, Clinical Development & Medical Affairs Mark Jacobson, MA SVP, Operations Board of Directors Roger Jeffs, PhD United Therapeutics Corp. Prior positions at Amgen and Burroughs Wellcome Myrtle Potter Genentech Prior positions at Bristol-Myers Squibb and Mark Saad Bird Rock Bio, Inc. Former COO of the Global Healthcare Mark Coleman, MD Medical Director National Spine and Pain Centers Diplomat of the American Board of Anesthesiology

Corporate Key Financial Information Cash (Pro-Forma)1: $52.6 Million Debt (Face Value): $20.0 Million Common Shares Outstanding (Pro-Forma)1: 33.3 Million Options and Warrants Outstanding2: 2.5 Million • Financial guidance: Cash anticipated to fund operating requirements into the first quarter of 2021. 1. Includes the effect of the common stock offering that closed in January 2019 and the growth capital term loan facility that closed in March 2019. 2. Consists of 2.3 million options and 0.2 million warrants; approximate amounts as of March 13, 2019. © Axsome Therapeutics, Inc. 28 As of December 31, 2018

Overview

Clinical Milestones

Product Candidate	Indication	2019	2020
AXS-05 (DM + BUP)	**TRD**	• **STRIDE-1** topline results (2Q 2019)	
	AD Agitation		• **ADVANCE-1** topline results (1H 2020)
	MDD	✓ **ASCEND** topline results	
	Smoking Cessation	• **Ph 2** topline results (2Q 2019)	
AXS-07 (MoSEIC™ Mx + Riz)	**Migraine**	✓ **FDA SPA** Granted ✓ **MOMENTUM** trial start	• **MOMENTUM** topline results (1Q 2020)
AXS-12 (Reboxetine)	**Narcolepsy**	✓ **CONCERT** trial start • **CONCERT** topline results (2Q 2019)	

Abbreviations: AD = Alzheimer's Disease; BUP = Bupropion; DM = Dextromethorphan; MDD = Major Depressive Disorder; Mx = Meloxicam; Riz = Rizatriptan; SPA = Special Protocol Assessment; TRD = Treatment Resistant Depression.

✓ Accomplished milestone.

• Upcoming milestone.

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For more information, please contact Mark Jacobson SVP, Operations 212-332-3243 mjacobson@Axsome.com axsome.com

APPENDIX – AXSOME PPC © Axsome Therapeutics, Inc. 31

Overview

Axsome PPC Candidates and Pipeline

- Two differentiated clinical-stage pain and primary care assets targeting significant and growing markets.
- Patent protection to 2034, worldwide rights.

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-02 (DZT)	Knee OA with BMLs: SPA Received; Fast Track Granted			Ongoing
	CLBP with MCs			
AXS-06 (MoSEIC™ Mx + Eso)	OA and RA			

Abbreviations: BML = Bone Marrow Lesions; CLBP = Chronic Low Back Pain; DZT = Disodium Zoledronate Tetrahydrate; Eso = Esomeprazole; MC = Modic Changes; Mx = Meloxicam; OA = Osteoarthritis; RA = Rheumatoid Arthritis; SPA = Special Protocol Assessment

AXSOME THERAPEUTICS Confidential and Proprietary

© Axsome Therapeutics, Inc. 33 AXS-02 Disodium Zoledronate Tetrahydrate Novel therapy for chronic pain: • Knee Osteoarthritis (OA) with Bone Marrow Lesions (BMLs) • Chronic Low Back Pain (CLBP) with Modic Changes (MCs)

AXS-02 Chronic Pain: Differentiated Therapy AXS-02 Zoledronate Tetrahydrate Disodium Oral Dose Long-acting Targeted Therapy Non-opioid Novel Mechanism Mechanisms of Action Inhibits bone-resorbing osteoclasts Downregulates acid-sensing† ion channels Reduces pro-inflammatory cytokine production Anti-angiogenic †Acid is a well known cause of pain. © Axsome Therapeutics, Inc. 34

AXS-02

Chronic Pain:
Knee OA with BMLs Overview

- Bone marrow lesions (BMLs) on MRI are associated with pain in knee osteoarthritis (OA).[1]
- BMLs are regions of increased bone turnover, and reduced mineral density.[2,3]
- Zoledronic acid inhibits bone resorption and increases mineral density.
- Phase 3 trial initiated based on positive Phase 2 results with IV zoledronic acid.
- Phase 3 interim analysis: IDMC recommended continuation to full enrollment


MRI: knee side view*
Femur
A
P
BML
Tibia

7M patients in the U.S.[4-9]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-02 (DZT)	Knee OA with BMLs: SPA Received; Fast Track Granted			Initiated

Abbreviations: DZT = Disodium Zoledronate Tetrahydrate.

* MRI showing BML in medial tibia from Driban, et al. *Arthritis Res Ther*. 2013;15:R112.
1. Driban JB, et al. *Arthritis Res Ther*. 2013;15:R112.
2. Hunter DJ, et al. *Arthritis Res Ther*. 2009;11:R11.
3. Kazakia GJ, et al. *Osteoarthritis Cartilage*. 2013;21:94-101.
4. Lawrence RC, et al. *Arthritis Rheum*. 2008;58:26-35.
5. Zhang Y, Jordan. *JM Clin Geriatr Med*. 2010;26:355–69.
6. Tanamas SK, et al. *Rheumatology*. 2010;49:2413–19.
7. Guermazi A, et al. *BMJ*. 2012;345:e5339.
8. Jensen OK, et al. *Spine J*. Feb. 14, 2014;pii:S1529-9430(14)00214-9.
9. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013.

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AXS-02

Chronic Pain:
Knee OA with BMLs Phase 3 Design

coast-1

Clinical Knee OA Symptom Treatment 1 Study

A Phase 3 trial to assess the efficacy and safety of AXS-02 in the treatment of pain of knee OA associated with BMLs.

Special Protocol Assessment (SPA) received


Screening, Baseline
Double-blind Phase (24 weeks)
N=346
1:1 randomization
Arm A
(n=173)
AXS-02
(disodium zoledronate tetrahydrate)
Arm B
(n=173)
Placebo

- **Primary Endpoint:** Change in pain intensity from baseline to week 24, measured using the 0-10 Numerical Rating Scale (NRS).
- **Key Inclusion Criteria:**
  - Male at least 50 years of age or postmenopausal female, with knee OA and BMLs
  - Moderate or worse knee pain
- **Dosage:** Once per week for six weeks; no drug for remainder of double-blind phase.

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AXS-02 Chronic Pain: CLBP with MCs Overview • Modic changes (MCs) type 1 (M1) on MRI are associated with chronic low back pain (CLBP).1 • Increased bone turnover on bone scan is seen in M1 lesions.2 • Increased pro-inflammatory cytokines, and vascular density seen in M1 lesions.3 • Zoledronic acid reduces bone turnover, suppresses the production of inflammatory mediators, and is anti-angiogenic. • Phase 2 results: Zoledronic acid reduced pain in patients with CLBP. • FDA clearance received for IND for Phase 3 trial – initiation planned following readouts from CREATE-1 and STRIDE-1. • Issued U.S. patents: protection into 2034 – uses of oral zoledronic acid for low back pain. 1.6M patients in the U.S.4-7 Abbreviations: DZT = Disodium Zoledronate Tetrahydrate. * MRI showing modic type 1 lesions from Luoma K, et al. European Congress of Radiology (ECR). 2014;Poster B-0458. 1. Zhang Y, et al. Eur Spine J. 2008;17:1289-1299. 2. Järvinen J, et al. Spine: ISSLS Society Meeting Abstracts. Oct. 2011;Volume Suppl, Abstract GP127. 3. Rahme R, Moussa R. Am J Neuroradiol. 2008;29:838–42. 4. Lawrence RC, et al. Arthritis Rheum. 2008;58:26-35. 5. Zhang Y, Jordan. JM Clin Geriatr Med. 2010;26:355–69. 6. Jensen OK, et al. Spine J. Feb. 14, 2014;pii:S1529-9430(14)00214-9. 7. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. © Axsome Therapeutics, Inc. 37 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-02 (DZT) CLBP with MCs

© Axsome Therapeutics, Inc. 38 AXS-06 MoSEIC™ Meloxicam + Esomeprazole Novel therapy: •Osteoarthritis •Rheumatoid arthritis

MoSEIC™ OA and RA: MoSEIC™ Meloxicam Overview • MoSEIC meloxicam is a potent, oral, rapidly-absorbed, once-daily, non-opioid, COX-2 preferential, pain therapeutic. • Standard meloxicam has an extended Tmax (4-6 hours) which delays its onset of action.1,2 • Axsome’s MoSEIC (Molecular Solubility Enhanced Inclusion Complex) technology substantially increases the rate of absorption of meloxicam while maintaining its approximately 20-hour half-life. • Phase 1 results: 9 times faster Tmax, higher Cmax and similar half-life, compared to Mobic®. • Potential utility for migraine, and the signs and symptoms of OA and RA. • AXS-06 is a fixed-dose combination of MoSEIC meloxicam and esomeprazole (to reduce risk of NSAID-associated ulcers). 1. Mobic® (meloxicam) FDA Package Insert. 2. Euller-Ziegler et al., Inflamm Res 50, Supplement 1 (2001) S5–S9. © Axsome Therapeutics, Inc. 39 IP Overview • 6 issued patents – protection through 2036. • Pharmacokinetic patents • More than 25 U.S. and international applications.

MoSEIC™ AXS-06: MoSEIC™ Meloxicam + Esomeprazole for OA & RA • AXS-06 is a fixed-dose combination of MoSEIC™ meloxicam and esomeprazole • Being developed to treat OA and RA, and to reduce the risk of NSAID-associated upper GI ulcers • Potentially best-in-class NSAID profile: – – – Oral administration with IV-like onset of action Long half-life for sustained effect and once-daily dosing Improved GI safety from esomeprazole component • Positive Phase 1 results: therapeutic meloxicam concentrations within 15 mins, gastroprotective esomeprazole concentrations • FDA Pre-IND written guidance received • AXS-06 is Phase 3-ready 120M NSAID TRx per year in the U.S. Abbreviations: Eso = Esomeprazole; Mx = Meloxicam; OA = Osteoarthritis; RA = Rheumatoid Arthritis. © Axsome Therapeutics, Inc. 40 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-06 (MoSEIC™ Mx + Eso) OA and RA Phase 3 ready

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